UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2025

PROCESSA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39531	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 21st Street, Suite 300 Vero Beach, FL	32960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 453-2899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 11, 2025, the Company held a Special Meeting of Shareholders (the “Special Meeting”). A total of 50,349,149 shares of common stock were entitled to vote as of August 7, 2025, the record date for the Special Meeting. Present at the Special Meeting in person or by proxy were holders of 17,127,838 shares of common stock of the Company, representing at least one-third (1/3) of the voting power of the common stock of the Company outstanding and entitled to vote, constituting a quorum for the transaction of business.

The shareholders were asked to vote on four proposals, each of which is described in more detail in the Proxy Statement. Set forth below are the matters acted upon by the shareholders and the final voting results of each such proposal.

1.	Approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 1,000,000,000 (the “Charter Proposal”):

Shares
For	Against	Abstain
13,706,276	3,029,091	392,471

2.	Approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation, to effect a reverse stock split of the Company’s outstanding common stock, $0.0001 par value per share, at a ratio of not less than 1-for-2 and not more than 1-for-50, such ratio to be determined in the sole discretion of the Company’s Board of Directors, without a corresponding reduction in the Company’s authorized shares, and to be effective upon a date determined by the Board of Directors no later than December 31, 2026 (the “Reverse Stock Split Proposal”):

Shares
For	Against	Abstain
13,887,533	3,126,720	113,585

3.	Approval of an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the Plan (the “OIP Proposal”):

Shares
For	Against	Abstain
13,649,262	3,425,245	53,331

4.	Approval of an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in favor of the Charter Proposal, the Reverse Stock Split Proposal and/or the OIP Proposal or to establish a quorum (the “Adjournment Proposal”):

Shares
For	Against	Abstain
14,039,730	2,563,581	524,527

Although the Adjournment Proposal was approved, the adjournment of the Special Meeting was not necessary because the shareholders approved the Charter Proposal, the Reverse Stock Split Proposal, and the OIP Proposal.

Item 9.01(d) Financial Statements and Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCESSA PHARMACEUTICALS, INC.

Date: September 12, 2025	By:	/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer